UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2007

eFunds Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31951	39-1506286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Gainey Center II, Suite 300, 8501 North Scottsdale Road, Scottsdale, Arizona		85253
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480.629.7700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Unit Grants and Issuances

Pursuant to the eFunds Corporation 2006 Incentive Stock Plan, the Company issued the following restricted stock unit awards on February 13, 2007:

Name of Executive Officer and Number of Restricted Stock Units

Paul F. Walsh; 21,699
Tommy L. Andrews; 7,632
Steven F. Coleman; 7,632
Laura J. De Cespedes; 16,062
George W. Gresham; 7,632
Nelson G. Eng; 7,632
Shailesh M. Kotwal; 7,632
Kay J. Nichols; 7,632
Gary L. Palmer; 7,632
Clyde L. Thomas; 7,632

Each award vests and will be converted into one share of common stock of the Company in three equal installments on February 19th in each of 2008, 2009 and 2010 if the holder continues to provide services to the Company through the applicable vesting date. The vesting of the restricted stock units is subject to acceleration upon the qualified termination, death or disability of the holder. The other terms and conditions of these awards are materially the same as those (other than the award granted to Mr. Walsh) set forth in the Company's standard form of key employee restricted stock unit agreement, a copy of which is attached as Exhibit 10.1 to this Report. The terms and conditions of Mr. Walsh's award are substantially the same as those set forth in the agreement, dated as of January 13, 2005, attached as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. Each of the executive officers of the Company named above (other than Gary Palmer) is a party to a Change in Control Agreement that provides for changes to the scheduled vesting and exercisability provisions of their awards upon any change in control of the Company.

The Company also awarded each of its independent directors 969 restricted stock units. Each award vests on February 19th in each of 2008, 2009 and 2010 if the director continues to provide services to the Company through the applicable vesting date. Independent directors may elect to defer the settlement of any portion their restricted stock unit awards that has vested to a date later than the applicable vesting date in accordance with the terms and conditions of the Company’s Non—Employee Directors Deferred Compensation Plan. Richard Almeida and Richard Lehmann have elected to defer the settlement of their 2007 restricted stock unit awards to their service termination date. The other terms and conditions of the restricted stock unit awards granted to the Company’s independent directors are materially the same as those set forth in the Company’s standard independent director restricted stock unit award agreement, a copy of which is attached as Exhibit 10.2 to this Report.

Stock Option Grants

Pursuant to the eFunds Corporation 2006 Incentive Stock Plan, the Company granted the following stock option awards on February 13, 2007:

Name of Executive Officer and Number of Shares Underlying Stock Option Grant

Paul F. Walsh; 202,998
Tommy L. Andrews; 41,289
Steven F. Coleman; 41,289
Laura J. De Cespedes; 41,289
George W. Gresham; 41,289
Nelson G. Eng; 41,289
Shailesh M. Kotwal; 41,289
Kay J. Nichols; 41,289
Gary L. Palmer; 41,289
Clyde L. Thomas; 41,289

Each stock option has an exercise price of $24.02 per share. Each option will generally vest in three equal installments upon the three successive anniversaries of the grant date if the holder continues to provide services to the Company through the applicable vesting date. The vesting of each stock option is subject to acceleration upon the qualified termination, death or disability of the holder. The other terms and conditions of the option grants (other than the grant made to Mr. Walsh) are materially the same as those set forth in the Company’s standard key employee option award agreement, a copy of which is attached as Exhibit 10.3 to this Report. The terms and conditions of Mr. Walsh’s award are substantially the same as those set forth in the agreement, attached as Exhibit 10.8 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. Each of the executive officers of the Company named above (other than Gary Palmer) is a party to a Change in Control Agreement that provides for changes to the scheduled vesting and exercisability provisions of their awards upon any change in control of the Company.

The Company also awarded each of its independent directors an option to purchase 5,253 shares of the Company’s common stock at an exercise price of $24.02 per share. Each of these options will generally vest in three equal installments upon the three successive anniversaries of the grant date if the holder continues to provide services to the Company through the applicable vesting date. The other terms and conditions of these option grants are materially the same as those set forth in the Company’s standard independent director option award agreement, a copy of which is attached as Exhibit 10.4 to this Report.

Additional Restricted Stock Unit Award to Gary Palmer

The Company awarded Gary Palmer an additional performance-based restricted stock unit award related to 13,875 shares of Common Stock. The award has a term of ten years. 50% of the units will vest and be converted into common stock on the first September 19th or February 19th following the "go live" date associated with the Company’s prepaid card contract with American Express Travel Related Services, Inc. and the balance will vest and be so converted on the first February 19th or September 19th following the Company’s recognition of an aggregate of $33,750,000 in gross revenues from this contract. The vesting of the units is subject to acceleration upon the death or disability of Mr. Palmer or any termination of Mr. Palmer’s services without cause or good reason following any change of control of the Company. The other terms and conditions of this award are set forth in the associated Restricted Stock Unit Award Agreement, a copy of which is attached as Exhibit 10.5 to this Report.

Item 9.01 Financial Statements and Exhibits.

No., Description, Method of Filing

10.1, Form of 2007 Key Employee Restricted Stock Unit Award Agreement, Filed Herewith

10.2, Form of 2007 Independent Director Restricted Stock Unit Award Agreement, Filed Herewith

10.3, Form of 2007 Key Employee Option Award, Filed Herewith

10.4, Form of 2007 Independent Director Option Award Agreement, Filed Herewith

10.5, Form of Gary L. Palmer performance-based restricted stock unit Award Agreement, Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation

February 16, 2007	By:	/s/ Paul F. Walsh

Name: Paul F. Walsh
Title: Cheif Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of 2007 Key Employee Restricted Stock Unit Award Agreement
10.2	Form of 2007 Independent Director Restricted Stock Unit Award Agreement
10.3	Form of 2007 Key Employee Option Award
10.4	Form of 2007 Independent Director Option Award Agreement
10.5	Form of Gary L. Palmer performance-based restricted stock unit Award Agreement